Putnam
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-98


[LOGO: BOSTON * LONDON * TOKYO]


Fund highlights

* "[T]here is one type of staid, secure bond fund that has been overlooked amid the global scramble for safety, and that is now emerging as the best bargain in the bond market: municipal-bond funds."

                        -- The Wall Street Journal, October 5, 1998

* "Tax-free securities are in the midst of a renaissance.
   Higher-than-expected tax revenues, largely the result of a strong economy, and the healthy pace of credit upgrades at the state and city level are fostering greater confidence in the nation's municipal bond market."

                        -- David Hamlin, manager
                           Putnam Tax Exempt Income Fund

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

12 Portfolio holdings

22 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Thanks in part to the rush of foreign investors to the safety of the U.S. bond market, yields on long-term municipal bonds have moved remarkably close to yields on taxable 30-year Treasury bonds. The increased demand for tax-exempt bonds fed by this unusual environment has not been matched by new supply; most issuers have already refinanced outstanding bonds at lower rates and the flow of refundings has fallen off markedly.

One of the greatest challenges for Putnam Tax Exempt Income Fund's management has thus become that of finding securities that meet Putnam's strict selection criteria. You will find details of this and other aspects of the fund's fiscal 1998 performance in the following report.

I am pleased to introduce David E. Hamlin as your fund's new manager. David was appointed just before the close of the fiscal year, joining Putnam from the Vanguard Group, where he had been a principal since 1986. He has 16 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
November 18, 1998



Report from the Fund Manager
David E. Hamlin

With so much uncertainty in the world's financial markets, municipal bonds are providing a welcome retreat from the day-to-day volatility in stocks and taxable bonds. Putnam Tax Exempt Income Fund's performance demonstrates this relative safety, with class A shares delivering a total return of 7.22% at net asset value (2.17% at public offering price) for the 12 months ended September 30, 1998. The fund's focus on intermediate bonds and its barbelled credit structure helped boost returns. Performance for other shares and over longer periods is detailed beginning on page 8.

* MUNICIPAL MARKET OVERVIEW

Throughout the dramatic market shifts of August and September 1998, the municipal market has stood its ground and even rallied slightly. Treasury yields fell more dramatically than municipal bonds over the past 12 months, bringing yields on taxable and tax-free securities remarkably close. On September 30, 1998, the yields on the Lehman Brothers Treasury Bond Index and the Bond Buyer Municipal Bond Index were 5.08% and 5.04%, respectively. Factoring in the tax advantages of municipal bonds, the tax-free yield translates to an after-tax yield of 7.00%, assuming the top 39.6% federal income tax rate.

The unusual market volatility was set off by an unprecedented string of international events: the unabated financial chaos in the Pacific Rim, currency devaluations and defaults in Russia, and most recently, plunging stock markets in Latin America. As foreign investors panicked about plummeting stock markets, they began a flight to quality, selling hedge funds and emerging-markets funds in favor of the safety of U.S. Treasury bonds. This buying drove up the prices of Treasuries and pushed down their yields. Since foreign investors do not benefit from the tax advantages of municipal bonds, prices in this market did not rise as much as Treasuries. However, municipal yields remain quite high relative to Treasuries, making them an exceptional investment choice for U.S. investors.

In addition, the supply of municipal bonds has moderated. Normally, when interest rates fall, refundings boost the bond supply. But rates have been low for some time, most issuers have already completed their refundings, and the supply of new issues has slowed down. In addition, with Treasury rates close to municipal bond rates, refinancings have become less attractive for municipalities.

* INTERMEDIATE FOCUS AND CREDIT BARBELL PROVE ADVANTAGEOUS

Throughout the year, we found the greatest value to be in the intermediate part of the yield curve, that is, bonds with maturities ranging from 8 to 15 years. Intermediate bonds have benefited from the steepening yield curve, which is the result of falling interest rates on short-term securities. The Federal Reserve Board's recent adjustments to the federal funds rate have pushed rates even lower. Over the period, intermediate bonds offered more attractive income and greater price stability than would have been obtained from a combination of shorter- and longer-maturity bonds.

With regard to credit quality, the fund employed a barbell structure, concentrating holdings at both the higher-quality and higher-yielding ends of the municipal market. Our goal is to tap the volatility-dampening effects of certain issues while simultaneously taking advantage of the income potential of others. More than half of portfolio holdings are securities of the highest credit quality (Aaa), while almost 21% of the holdings are invested in bonds rated Baa, Ba, and B. This translates to an average quality rating of Aa.

[GRAPHIC OMITTED: horizontal bar chart of TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Transportation           23.2%

Utilities                17.3%

Hospital/health care     16.9%

Housing                   5.9%

Education                 5.0%


Footnote reads:
*Based on net assets as of 9/30/98. Holdings will vary over time.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

B and under -- 10%

Ba -- 4.9%

Baa -- 14.8%

A -- 10.6%

Aa -- 6.7%

Aaa -- 53%

Footnote reads:
*As a percentage of market value as of 9/30/98. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* SECTOR STRATEGY TAKES ADVANTAGE OF STRONG ECONOMY

Over the period, our emphasis on several key industry sectors contributed to the fund's performance. The ongoing strength of the economy and weak petroleum prices were boons for the transportation sector. Having priced themselves effectively in their respective hub markets, airline-backed industrial revenue bonds represented some of the best opportunities in the lower-rated end of the municipal bond market. With increased passenger capacity has come increased fees and cash flow from airport operations and associated facilities such as restaurants, parking, hotels, and retail outlets. The fund's current airline-related holdings involve carriers that are diversified and operate outside the Pacific Rim.

At nearly 17% of total assets, health-care holdings performed well over the period. Years of cost cutting, industry consolidation, and Medicare reform are changing the landscape, and stringent credit research is required to determine the likely winners. When evaluating performance potential, the location, level, and quality of services offered by a health-care facility are important. Abilene Health of Texas for Sears Methodist Retirement with its attractive 5 7/8% coupon is a fund holding that we believe will thrive in the future. While this holding, as well as others discussed in this report, was viewed favorably during the period, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.

State general obligation bonds (GOs) have also benefited from the stronger economy. Many states around the nation have seen their credit ratings improve as rising tax receipts, surplus state budgets, and favorable credit fundamentals contributed to their fiscal health. In fact, just after the close of the period, Moody's upgraded California GOs, and prices rallied. We will be watching these and other GOs carefully to assess the impact of a potential economic slowdown.

* OUTLOOK REMAINS CAUTIONARY

In this unusual bond market, the concern is more about what the equity market will do than over what interest rates will do. We believe that the bond market's positive performance depends upon stability in stocks and global economies. New ground is being broken every day, and given the uncertain environment, we have opted to maintain a conservative outlook.

Our emphasis has been providing the best tax-free return while minimizing downside performance if bond prices should fall. Consequently, we have given up some income potential to help protect the value of the fund's portfolio, and in turn, your share price. In such an environment, we don't believe that our shareholders want to take on the risk that a higher income bias would add. We reiterate our belief that this is not a good time to invest in bonds with longer maturities and higher risk. Rather, we currently expect to continue our emphasis on intermediate maturities (8 to 15 years) with solid yields, which offer more protection in a volatile market.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/98, there is no guarantee the fund will continue to hold these securities in the future.

Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax Exempt Income Fund is designed for investors seeking high current income free from federal income tax, consistent with capital preservation.


TOTAL RETURN FOR PERIODS ENDED 9/30/98

                                Class A           Class B           Class M
(inception date)               (12/31/76)        (1/4/93)          (2/16/95)
                              NAV      POP      NAV     CDSC      NAV      POP
------------------------------------------------------------------------------
1 year                       7.22%    2.17%    6.52%    1.52%    6.89%    3.39%
------------------------------------------------------------------------------
5 years                     29.15    23.04    25.08    23.15    27.26    23.07
Annual average               5.25     4.23     4.58     4.25     4.94     4.24
------------------------------------------------------------------------------
10 years                   116.89   106.59   100.98   100.98   108.64   101.87
Annual average               8.05     7.53     7.23     7.23     7.63     7.28
------------------------------------------------------------------------------
Annual average
(Life of fund)               8.38     8.14     7.51     7.51     7.90     7.73
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/98

                                              Lehman
                                            Municipal          Consumer
                                            Bond Index       Price Index
------------------------------------------------------------------------------
1 year                                         8.72%            1.36%
------------------------------------------------------------------------------
5 years                                       36.38            12.61
Annual average                                 6.40             2.40
------------------------------------------------------------------------------
10 years                                     123.12            36.39
Annual average                                 8.36             3.15
------------------------------------------------------------------------------

Past performance is no assurance of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

This performance information does not reflect any market volatility that may have occurred since the date of the information. As a result, more recent returns may be more or less than those shown.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
9/30/88

             Fund's class A   Lehman Bros. Municipal  Consumer Price
Date         shares at POP         Bond Index            Index

9/88              9,525              10,000              10,000
9/89             10,470              10,868              10,434
9/90             10,917              11,607              11,077
9/91             12,437              13,137              11,452
9/92             13,998              14,510              11,795
9/93             15,996              16,358              12,112
9/94             15,241              15,962              12,470
9/95             16,549              17,748              12,787
9/96             17,532              18,820              13,171
9/97             19,268              20,520              13,454
9/98            $20,659             $22,312             $13,639


Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $20,098 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $20,864 ($20,187 at public offering price).


PRICE AND DISTRIBUTION INFORMATION
12 months ended 9/30/98

                                Class A       Class B      Class M
------------------------------------------------------------------------------
Distributions (number)             12            12           12
------------------------------------------------------------------------------
Income                         $0.462848     $0.402823    $0.435972
------------------------------------------------------------------------------
Capital gains                      --            --           --
------------------------------------------------------------------------------
  Total                        $0.462848     $0.402823    $0.435972
------------------------------------------------------------------------------
Share value:                  NAV      POP     NAV      NAV      POP
------------------------------------------------------------------------------
9/30/97                     $9.12    $9.57    $9.12    $9.14    $9.45
------------------------------------------------------------------------------
9/30/98                      9.30     9.76     9.30     9.32     9.63
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate2       4.75%    4.52%    4.10%    4.45%    4.25%
------------------------------------------------------------------------------
Taxable equivalent3          7.86     7.49     6.78     7.36     7.03
------------------------------------------------------------------------------
Current 30-day SEC yield4    4.00     3.81     3.35     3.70     3.58
------------------------------------------------------------------------------
Taxable equivalent3          6.62     6.31     5.55     6.13     5.93
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


Report of independent accountants
For the fiscal year ended September 30, 1998

To the Trustees and Shareholders of
Putnam Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax Exempt Fund (the "fund") at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 10, 1998




Portfolio of investments owned
September 30, 1998

Key to Abbreviations
AMBAC           -- AMBAC Indemnity Corporation
COP             -- Certificate of Participation
FGIC            -- Financial Guaranty Insurance Company
FHA Insd.       -- Federal Housing Administration Insured
FRB             -- Floating Rate Bonds
FSA             -- Financial Security Assurance
GNMA Coll.      -- Government National Mortgage Association Collateralized
G.O. Bonds      -- General Obligation Bonds
IFB             -- Inverse Floating Rate Bonds
MBIA            -- Municipal Bond Investors Assurance Corporation
TRAN            -- Tax Revenue Anticipation Notes
VRDN            -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (100.3%) (a)
PRINCIPAL AMOUNT                                                                                RATINGS(RAT)         VALUE

Alabama (0.9%)
--------------------------------------------------------------------------------------------------------------------------
        $ 8,500,000  Fairfield, Indl. Dev. Auth. Rev. Bonds (USX Corp.),
                       Ser. A, 6.7s, 12/1/24                                                    Baa3        $    9,339,375
         10,000,000  Jackson Cnty., Hlth. Care Auth. Hosp. TRAN,
                       7 7/8s, 5/1/19                                                           BBB-/P          11,937,500
                                                                                                            --------------
                                                                                                                21,276,875

Arizona (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          6,510,000  AZ State Muni. Fin. Program COP, MBIA, Ser. 34,
                       7 1/4s, 8/1/09                                                           Aaa              8,243,288
         10,000,000  Mesa, Util. Syst. Rev. Bonds, FGIC, 7 1/4s, 7/1/12                         Aaa             12,812,500
                                                                                                            --------------
                                                                                                                21,055,788

California (10.5%)
--------------------------------------------------------------------------------------------------------------------------
         10,000,000  CA Edl. Fac. Auth. Rev. Bonds (Stanford U.), Ser. N,
                       5.2s, 12/1/27                                                            Aaa             10,312,500
                     CA State G.O. Bonds
         10,000,000    6 1/2s, 2/1/08                                                           A1              11,900,000
         24,135,000    6s, 2/1/09                                                               A1              27,875,925
         20,000,000    5 3/4s, 10/1/09                                                          A1              22,825,000
         10,890,000  Los Angeles Cnty., Dept. Wtr. & Elec. Pwr. Auth.
                       Rev. Bonds, Ser. A, MBIA, 7 1/4s, 9/15/30                                Aa3             11,802,038
         16,935,000  Los Angeles Cnty., Metro. Trans. Auth. Sales Tax
                       Rev. Bonds, Ser. A (2nd Ser.), AMBAC, 5s, 7/1/25                         Aaa             16,977,338
         18,900,000  Los Angeles Cnty., Sanitation Dist. Fin. Auth. Rev.
                       Bonds (Capital project), Ser. A, MBIA, 5s, 10/1/23                       Aaa             18,923,625
          7,000,000  Los Angeles, Regl. Arpt. Impt. Rev. Bonds
                       (United Airlines, Inc.), Ser. G, 8.8s, 11/15/21                          Baa2             7,778,750
         10,150,000  Orange Cnty., Local Trans. Auth. IFB, FGIC, 7.911s,
                       2/14/11 (acquired 1/3/97, cost $10,393,516) (RES)                        Aaa             12,027,750
          6,010,000  Orange Cnty., Recvy. COP, Ser. A, MBIA, 6s, 7/1/08                         Aaa              6,926,525
         11,285,000  San Diego Cnty., COP (Inmate Reception Ctr.
                       & Cooling), MBIA, 6 3/4s, 8/1/19                                         Aaa             13,231,662
                     San Joaquin Hills, Trans. Corridor Agcy. Rev. Bonds
         53,760,000    Zero %, 1/1/24                                                           Aaa             15,859,200
         39,225,000    Zero %, 1/1/22                                                           Aaa             12,748,125
         27,400,000    Zero %, 1/1/18                                                           Aaa             10,857,250
         17,690,000  San Jose, Redev. Agcy. Tax Alloc. Rev. Bonds
                       (Merged Area Redev.), MBIA, 5s, 8/1/20                                   Aaa             17,756,338
         17,700,000  U. of CA Rev. Bonds (UCSD Med. Ctr. Satellite
                       Med. Fac.), 7.9s, 12/1/19                                                A-/P            18,695,625
                                                                                                            --------------
                                                                                                               236,497,651

Colorado (6.4%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Arapahoe Cnty., Cap. Impt. Trust Fund Hwy.
                       Rev. Bonds, Ser. E-470, 6.95s, 8/31/20                                   Aaa              6,031,250
         17,000,000  Arapahoe Cnty., Cap. Impt. Trust Fund Hwy.
                       Rev. Bonds, Ser. E-470, 7s, 8/31/26                                      Aaa             20,548,750
                     Denver, City & Cnty. Arpt. Rev. Bonds
          3,675,000    Airport & Marina Improvements), Ser. A,
                       MBIA, 8 3/4s, 11/15/23                                                   Aaa              4,272,188
         28,660,000    Ser. A, 8 3/4s, 11/15/23                                                 Baa3            32,815,700
         10,340,000    Ser. A, 8 3/4s, 11/15/23 (Prerefunded)                                   Aaa             11,994,400
          1,325,000    Ser. A, MBIA, 8 3/4s, 11/15/23                                           Aaa              1,537,000
          4,800,000    Ser. A, 8 1/2s, 11/15/23                                                 Baa2             5,292,000
            455,000    Ser. A, 8 1/2s, 11/15/23 (Prerefunded)                                   Aaa                506,756
          2,745,000    Ser. A, MBIA, 8 1/2s, 11/15/23                                           Aaa              3,060,675
            260,000    Ser. A, MBIA, 8 1/2s, 11/15/23 (Prerefunded)                             Aaa                289,575
         22,050,000    Ser. A, 7 1/4s, 11/15/25                                                 Baa1            25,329,938
          3,980,000    Ser. B, 7 1/4s, 11/15/23                                                 Baa1             4,432,725
          1,020,000    Ser. B, 7 1/4s, 11/15/23 (Prerefunded)                                   Aaa              1,165,350
         20,000,000  Denver, City & Cnty. Arpt. Special Fac. Rev. Bonds
                       (United Air Lines, Inc.), Ser. A, 6 7/8s, 10/1/32                        Baa3            21,750,000
          5,000,000  Denver, City & Cnty. Single Family Mtg. Rev. Bonds
                       (Metro Mayors Conference), Ser. A, FHLMC,
                       FNMA Coll., GNMA Coll., 6s, 10/1/22                                      AAA              5,387,500
                                                                                                            --------------
                                                                                                               144,413,807

Connecticut (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          8,000,000  CT State Dev. Auth. Poll. Control Rev. Bonds
                       (Western MA), Ser. A, 5.85s, 9/1/28                                      Ba3              8,090,000
                     Mashantucket, Western Pequot Tribe 144A
                       Rev. Bonds, Ser. A.,
          7,565,000    6.4s, 9/1/11 (acquired 12/17/97, cost $7,496,413) (RES)                  Baa2             8,510,625
          7,435,000    6.4s, 9/1/11 (Prerefunded) (acquired 12/17/97,
                       cost $7,367,591) (RES)                                                   Aaa              8,689,655
                                                                                                            --------------
                                                                                                                25,290,280

District of Columbia (4.2%)
--------------------------------------------------------------------------------------------------------------------------
                     DC G.O. Bonds, Ser. A
         39,250,000    6 3/8s, 6/1/26                                                           Ba1             45,333,750
         38,175,000    6s, 6/1/26                                                               BA1             40,370,062
          7,000,000  DC, Georgetown U. IFB, 9.109s, 4/25/22                                     A1               8,207,500
                                                                                                            --------------
                                                                                                                93,911,312

Florida (2.6%)
--------------------------------------------------------------------------------------------------------------------------
         11,010,000  FL State Gen. Svcs. FRB, FSA , 8 1/4s, 7/1/17
                       (acquired 9/2/98, cost $14,265,001) (RES)                                AAA/P           14,767,162
         18,500,000  Hernando Cnty. Rev. Bonds (Criminal Justice
                       Complex Fin.), FGIC, 7.65s, 7/1/16 (SEG)                                 Aaa             25,021,250
         16,375,000  Martin Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Indiantown Cogeneration), Ser. A, 7 7/8s,
                       12/15/25                                                                 Baa3            19,220,155
                                                                                                            --------------
                                                                                                                59,008,567

Georgia (4.6%)
--------------------------------------------------------------------------------------------------------------------------
         12,000,000  De Kalb Cnty., Muni. Hsg. Auth. Rev. Bonds
                       (Briarcliff Park Apts.), Ser. A, 7 1/2s, 4/1/17                          BBB+/P          13,035,000
                     GA Muni. Auth. Elec. Pwr. Rev. Bonds
         10,000,000    Ser. B, FGIC, 8 1/4s, 1/1/11                                             Aaa             13,687,500
         16,700,000    Ser. Y, AMBAC, 6.4s, 1/1/13                                              Aaa             19,893,875
                     GA State G.O. Bonds
         10,460,000    Ser. D, 6.8s, 8/1/11                                                     Aaa             13,088,075
         15,840,000    Ser. A, 6 1/4s, 4/1/09                                                   Aaa             18,750,600
         21,790,000    Ser. B, 6 1/4s, 4/1/09                                                   Aaa             25,793,912
                                                                                                            --------------
                                                                                                               104,248,962

Hawaii (1.0%)
--------------------------------------------------------------------------------------------------------------------------
         10,560,000  HI State G.O. Bonds, Ser. CO, FGIC, 6s, 3/1/08                             Aaa             12,012,000
         10,600,000  Honolulu, City & Cnty. G.O. Bonds, MBIA, 5.45s,
                       9/11/08                                                                  AAA             11,633,500
                                                                                                            --------------
                                                                                                                23,645,500

Illinois (1.9%)
--------------------------------------------------------------------------------------------------------------------------
                     Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
         14,500,000    (American Airlines, Inc.), 8.2s, 12/1/24                                 Baa2            17,581,250
          4,390,000    (United Air Lines, Inc.), Ser. C, 8.2s, 5/1/18                           Baa2             4,611,212
                     IL Dev. Fin. Auth. Rev. Bonds (Cmnty. Rehab.
                       Providers Fac.)
          3,335,000    8 3/4s, 7/1/11                                                           BB/P             3,672,669
          1,705,000    8 3/4s, 7/1/11 (Prerefunded)                                             AAA/P            1,930,912
          8,000,000  IL Dev. Fom. Auth. IFB (St. Luke's Med. Ctr.), MBIA,
                       9.818s, 10/1/24                                                          Aaa              9,540,000
          2,000,000  IL Hlth. Fac. Auth. IFB (Methodist Hlth.), AMBAC,
                       9.872s, 5/18/21                                                          Aaa              2,355,000
          3,000,000  IL Hsg. Dev. Auth. IFB, 10.349s, 2/1/20
                       (acquired 4/8/92, cost $3,354,527) (RES)                                 Aa1              3,283,590
                                                                                                            --------------
                                                                                                                42,974,633

Indiana (2.0%)
--------------------------------------------------------------------------------------------------------------------------
         30,000,000  Indianapolis Indl. Arpt. Auth. Special Fac. Rev. Bonds
                       (United Airlines), Ser. A, 6 1/2s, 11/15/31+F12                          Baa2            32,700,000
         10,480,000  Indianapolis, Local Pub. Impt. Rev. Bonds, Ser. A, 6s,
                       2/1/11                                                                   Aaa             12,248,500
                                                                                                            --------------
                                                                                                                44,948,500

Kansas (1.4%)
--------------------------------------------------------------------------------------------------------------------------
         18,200,000  Burlington, Poll. Control IFB (KS Gas & Electric),
                       Ser. 91-4, MBIA, 9.678s, 6/1/31
                       (acquired various dates from 6/20/19 to 2/14/94,
                       cost $19,756,448) (RES)                                                  Aaa             21,658,000
          9,790,000  Kansas City, Util. Syst. Rev. Bonds, FGIC, 6 1/4s,
                       9/1/14                                                                   Aaa             11,025,988
                                                                                                            --------------
                                                                                                                32,683,988

Kentucky (1.0%)
--------------------------------------------------------------------------------------------------------------------------
         11,065,000  Boone Cnty. Poll. Control Rev. Bonds (Dayton Pwr.
                       & Lt. Co.), Ser. A, 6 1/2s, 11/15/22                                     Aa3             12,157,669
         10,200,000  Jefferson Cnty., Hosp. Rev. Bonds (Alliant Hlth.
                       Syst.), MBIA, 6.436s, 10/23/14                                           Aaa             11,220,000
                                                                                                            --------------
                                                                                                                23,377,669

Louisiana (4.1%)
--------------------------------------------------------------------------------------------------------------------------
          7,000,000  De Soto Parish, Poll. Control Rev. Bonds
                       (Southwestern Elec. Pwr. Co.), 7.6s, 1/1/19                              A1               8,058,750
         56,900,000  Lake Charles, Harbor & Term. Dist. Port Fac.
                       Rev. Bonds (Trunkline Co.), 7 3/4s, 8/15/22                              A3              65,150,500
                     W. Feliciana Parish Poll. Control Rev. Bonds
                       (Gulf States Util. Co.)
          8,000,000     8s, 12/1/24                                                             Ba1              8,490,000
          8,565,000     Ser. III, 7.7s, 12/1/14                                                 Ba1              9,603,505
                                                                                                            --------------
                                                                                                                91,302,755

Maine (0.6%)
--------------------------------------------------------------------------------------------------------------------------
         11,935,000  Bucksport Solid Waste Disp. Rev. Bonds
                       (Champion Intl. Corp.), 6 1/4s, 5/1/10                                   Baa1            12,680,938

Massachusetts (9.1%)
--------------------------------------------------------------------------------------------------------------------------
         15,850,000  Boston, Rev. Bonds (Boston City Hosp.), Ser. A,
                       FHA Insd., 7 5/8s, 2/15/21                                               Aaa             17,276,500
          9,800,000  MA Muni. Whsl. Elec. Co. Pwr. Supply Syst.
                       Rev. Bonds, MBIA, 6 1/2s, 7/1/05                                         Aaa             11,196,500
         20,000,000  MA Sate Rev. Bonds (Grant Anticipation Notes),
                       Ser. A, MBIA, 5 1/2s, 6/15/13                                            Aaa             22,125,000
         29,190,000  MA St. Tpk. Auth. Rev. Bonds, Ser. A, MBIA, 5s, 1/1/37                     Aaa             29,080,538
          5,020,000  MA State Cons. Loan G.O. Bonds, Ser. C, 7 1/2s,
                       12/1/07                                                                  Aaa              5,515,725
                     MA State G.O. Bonds
          7,800,000    Ser. A, AMBAC, 5 3/4s, 8/1/09                                            Aaa              8,853,000
          5,285,000    Ser. C, FGIC, 5 3/4s, 8/1/11                                             Aaa              6,018,294
          5,425,000    Ser. C, AMBAC, 5 3/4s, 8/1/10                                            Aaa              6,184,500
         11,595,000  MA State G. O. Bonds Ser. 25, 8.22s, 11/1/11
                       (acquired 8/13/98, cost $14,375,270) (RES)                               Aa3             15,392,362
                     MA State Hlth. & Edl. Fac. Auth. IFB
         11,000,000    (St. Elizabeth Hosp.), Ser. E, FSA, 9.82s, 8/12/21                       Aaa             13,076,250
         18,000,000    (Beth Israel-Deaconess Hosp.), AMBAC, 9.436s,
                       10/1/31                                                                  Aaa             21,420,000
                     MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          8,000,000    (Waltham-Weston Hosp. & Med. Ctr.), Ser. B,
                       8 3/8s, 7/1/15                                                           Baa3             8,780,000
          5,370,000    (Worcester Polytech Inst.), Ser. E, 6 5/8s, 9/1/17                       Aaa              6,021,113
          7,000,000    AMBAC, 6.55s, 6/23/22                                                    Aaa              8,146,250
                     MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                       (Southeastern MA)
          4,500,000    Ser. B, 9 1/4s, 7/1/15                                                   BB-/P            5,062,500
          7,000,000    Ser. A, 9s, 7/1/15                                                       BB-/P            7,857,500
                     MA State Port Auth. Rev Bonds
          5,350,000    FGIC, 7 1/2s, 7/1/20                                                     Aaa              5,764,625
          1,650,000    Ser. A, FGIC, 7 1/2s, 7/1/20                                             Aaa              1,784,063
          5,700,000    Stepped-coupon zero %, (13s, 1/1/04), 7/1/13 (STP)                       AAA/P            5,828,250
                                                                                                            --------------
                                                                                                               205,382,970

Michigan (3.4%)
--------------------------------------------------------------------------------------------------------------------------
          7,000,000  Detroit, G.O. Bonds, Ser. B, AMBAC, 6 1/4s, 4/1/08                         AAA              7,875,000
         11,355,000  Greater Detroit, Res. Recvy. Auth. Rev. Bonds,
                       Ser. A, AMBAC, 6 1/4s, 12/13/08                                          Aaa             13,200,188
         13,845,000  MI State Hosp. Fin. Auth. Rev. Bonds (Sinai Hosp.),
                       6.7s, 1/1/26                                                             A3              15,610,238
         10,000,000  MI State Strategic Fund Solid Waste Disp. Rev.
                       Bonds (SD Warren Co.), Ser. C, 7 3/8s, 1/15/22                           BB-/P           11,275,000
         10,000,000  MI State Strategic Fund Ltd. Revenue Bonds
                       (Detroit Edison Co.), Ser. A, MBIA, 5.55s,
                       9/1/29 (FWC/WIS)                                                         Aaa             10,262,500
          6,745,000  Pontiac, Hosp. Fin. Auth. Rev. Bonds, 6s, 8/1/13                           Baa3             6,989,506
         10,500,000  Wayne Charter Cnty., Special Arpt. Fac. Rev. Bonds
                       (Northwest Airlines Inc.), 6 3/4s, 12/1/15                               BB+/P           11,602,500
                                                                                                            --------------
                                                                                                                76,814,932

Minnesota (0.8%)
--------------------------------------------------------------------------------------------------------------------------
         15,750,000  MN State Hsg. Fin. Agcy. Single Fam. Rev. Bonds,
                       Ser. E, 6.85s, 1/1/24                                                    Aa2             16,911,563

Missouri (0.7%)
--------------------------------------------------------------------------------------------------------------------------
         14,400,000  MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                               Aa2             16,542,000

Montana (0.7%)
--------------------------------------------------------------------------------------------------------------------------
         14,000,000  MT State Hlth. Fac. Auth. Hosp. Hosp. IFB
                       (Deaconess Med. Ctr.), Ser. B, AMBAC, 9.246s,
                       3/8/16                                                                   Aaa             16,100,000

Nebraska (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          9,000,000  NE Investment Fin. Auth. Hosp. IFB, MBIA, 9.284s,
                       11/15/16                                                                 Aaa             10,743,750
                     NE Investment Fin. Auth. Single Fam. Mtge. IFB
          3,450,000    GNMA Coll., 9.415s, 9/15/24                                              Aaa              3,928,688
          7,800,000    Ser. B, GNMA Coll., 10.065s, 10/17/23                                    Aaa              8,619,000
                                                                                                            --------------
                                                                                                                23,291,438

New Hampshire (0.6%)
--------------------------------------------------------------------------------------------------------------------------
         10,500,000  NH State Tpk. Sys. IFB, FGIC, 9.86s, 11/1/17                               Aaa             14,555,625

New Jersey (1.5%)
--------------------------------------------------------------------------------------------------------------------------
                     NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                       (Raritan Bay Med. Ctr.)
         13,500,000    7 1/4s, 7/1/27                                                           B-/P            14,394,375
          6,300,000    7 1/4s, 7/1/14                                                           B-/P             6,733,125
         10,000,000  NJ State Trans. Trust Fund Auth. Rev. Bonds
                       (Trans. Syst.), Ser. B, MBIA, 6 1/2s, 6/15/10                            Aaa             12,112,500
                                                                                                            --------------
                                                                                                                33,240,000

New York (11.3%)
--------------------------------------------------------------------------------------------------------------------------
         12,500,000  Long Island, Pwr. Auth. NY Elec. Syst. IFB, 7 1/4s,
                       12/1/24 (acquired 5/19/98, cost $13,565,566) (RES)                       A-/P            14,500,000
         10,000,000  Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                       Ser. A, FSA, 5 1/2s, 12/1/13                                             Aaa             11,112,500
          5,000,000  Long Island, Pwr. Auth. NY Elec. Syst. VRDN, Ser. A,
                       3 1/2s, 5/1/33                                                           VMIG1            5,000,000
                     NY City, G.O. Bonds
          4,600,000    Ser. F, 8.4s, 11/15/07                                                   Aaa              5,290,000
          4,855,000    Ser. F, 8.4s, 11/15/06                                                   Aaa              5,583,250
          4,635,000    Ser. F, 8.4s, 11/15/05                                                   Aaa              5,330,250
         29,335,000    (Group B), Ser. D, 8 1/4s, 8/1/12                                        Aaa             33,258,556
          9,800,000    Ser. D, 8 1/4s, 8/1/11                                                   Aaa             11,110,750
         13,235,000    Ser. B, MBIA, 6 1/2s, 8/15/10                                            Aaa             15,882,000
          6,765,000    Ser. D, MBIA, 6 1/2s, 11/1/09                                            Aaa              8,075,719
         10,000,000  NY City, Indl. Dev. Agcy. Rev. Bonds
                       (Visy Paper Inc.), 7.95s, 1/1/28                                         BB-/P           11,462,500
                     NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                       (American Airlines, Inc.)
          5,675,000    8s, 7/1/20                                                               Baa2             5,834,524
         15,000,000    6.9s, 8/1/24                                                             Baa2            16,818,750
                     NY State Dorm. Auth. Rev. Bonds
         13,100,000    (State U. Edl. Fac.), Ser. A, 7.7s, 5/15/12                              Aaa             14,180,750
         10,900,000    (Construction City U. Syst.), Ser. A, 6s, 7/1/20                         Baa1            12,575,875
         12,485,000    (Construction City U. Syst.), Ser. A, 5 3/4s, 7/1/18                     Baa1            13,873,956
         23,100,000    (State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/19                            A3              25,063,500
          7,515,000    (North Shore U. Hosp.), MBIA, 5 1/2s, 11/1/11                            Aaa              8,369,831
          7,500,000    (Columbia U.), 5s, 7/1/22                                                Aaa              7,584,375
          4,400,000  NY State Env. Fac. Corp. Poll. Control Rev. Bonds
                       (State Wtr. Revolving Fund), Ser. A, 7 1/2s, 6/15/12                     Aa2              4,763,000
                     NY State Med. Care Fac.Fin. Agcy. Rev. Bonds
                       (Mental Hlth. Svcs. Fac.), Ser. B
          5,450,000    7 5/8s, 8/15/17 (Prerefunded)                                            A-               6,117,625
          2,480,000    7 5/8s, 8/15/17                                                          A3               2,752,800
         10,000,000  NY State Thruway Auth. Rev. Bonds, 6s, 4/1/12                              Baa1            11,087,500
                                                                                                            --------------
                                                                                                               255,628,011

North Carolina (5.6%)
--------------------------------------------------------------------------------------------------------------------------
                     Intermountain Pwr. Agcy Rev. Bonds
         10,000,000    MBIA, 6s, 1/1/18                                                         Aaa             11,637,500
         19,065,000    (UT State Pwr. Supply), Ser. B, MBIA, 6 1/2s, 7/1/09                     Aaa             22,878,000
         19,700,000  NC Eastern Muni. Pwr. Agcy. Syst. IFB, FGIC, 7.872s,
                       1/1/25 (acquired various dates from 12/28/93
                       to 4/12/95, cost $23,486,208) (RES)                                      Aaa             27,186,000
         11,680,000  NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. C,
                       MBIA, 7s, 1/1/13                                                         Aaa             14,731,400
         41,000,000  NC Muni. Pwr. Agcy. Rev. Bonds (No. 1,
                       Catawba Elec.), AMBAC, 8s, 1/1/06                                        Aaa             50,788,750
                                                                                                            --------------
                                                                                                               127,221,650

Ohio (2.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,533,999  Lake Cnty. Indl. Dev. Rev. Bonds (Madison Inn
                       Hlth. Ctr.), FHA Insd., 12s, 5/1/14                                      A-/P             1,608,429
          8,330,000  Mount Vernon, Hosp. Rev. Bonds
                       (Knox Cmnty. Hosp.), 7 7/8s, 6/1/12                                      BBB+/P           8,513,593
          4,523,000  OH Hsg. Fin. Agcy. Single Fam. Mtge. IFB, Ser. A-2,
                       GNMA Coll., 9.796s, 3/24/31                                              Aaa              5,133,605
                     OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds
          7,775,000    Interest Only (IO) Ser. 4, GNMA Coll., 9s, 9/1/01                        AAA/P            4,558,094
         10,940,000    GNMA Coll., 7.8s, 3/1/30                                                 AAA             11,473,325
          7,775,000    GNMA Coll., stepped-coupon zero %
                       (9s, 9/1/01) 9/1/18 (STP) (acquired various dates
                       from 10/20/93 to 7/10/95, cost $5,675,782) (RES)                         AAA/P            6,832,281
         20,000,000  OH State, Tpk. Comm. Rev. Bonds, Ser. B, FGIC,
                       4 3/4s, 2/15/28                                                          Aaa             19,425,000
                                                                                                            --------------
                                                                                                                57,544,327

Oklahoma (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          9,160,000  Tulsa Muni. Arpt. Trust Rev. Bonds
                       (American Airlines, Inc.), 7 3/8s, 12/1/20                               Baa2             9,869,900

Pennsylvania (3.6%)
--------------------------------------------------------------------------------------------------------------------------
          8,150,000  Allegheny Cnty., Arpt. Rev. Bonds (Pittsburgh
                       Intl. Arpt.), Ser. A, MBIA, 5 3/4s, 1/1/11                               Aaa              9,077,063
          5,750,000  Beaver Cnty., Indl. Dev. Auth. Poll. Control
                       Rev. Bonds (Ohio Edison), Ser. A, 7 3/4s, 9/1/24                         Baa3             6,031,462
          8,360,000  Clearfield Hosp. Auth. Rev. Bonds (Clearfield Hosp.),
                       6 7/8s, 6/1/16                                                           BBB              9,007,900
            300,000  Montgomery Cnty., Higher Ed. & Hlth. Auth. VRDN,
                       3.85s, 7/1/25                                                            VMIG1              300,000
                     PA Econ. Dev. Fin. Auth. Res. Recvy. Rev. Bonds
         12,700,000    Ser. A, 6.4s, 1/1/09 (Northampton Generating)                            BBB-            13,525,500
         10,000,000    Ser. D, 7 1/8s, 12/1/15                                                  BBB-            11,150,000
          6,000,000    Ser. D, 7.15s, 12/1/18                                                   BBB-             6,697,500
         20,000,000  PA State, Tpk. Comm. Oil Franchise Tax Rev. Bonds,
                       Ser. B, AMBAC, 4 3/4s, 12/1/27                                           Aaa             19,600,000
         10,000,000  Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
                       Bonds (Graduate Hlth. Syst.), 7 1/4s, 7/1/10
                       (acquired 4/11/96, cost $10,062,500) (RES) (NON)                         Caa3             5,000,000
                                                                                                            --------------
                                                                                                                80,389,425

Puerto Rico (1.7%)
--------------------------------------------------------------------------------------------------------------------------
         23,355,000  Cmnwlth of PR, Pub. Bldg. Auth. Gtd. Ed. & Hlth. Fac.
                       Rev. Bonds, Ser. M, AMBAC, 5 3/4s, 7/1/10                                Aaa             26,537,118
          3,000,000  Cmnwlth. of PR, Govt. Dev. Bank VRDN, MBIA,
                       3 1/8s, 12/1/15                                                          VMIG1            3,000,000
          6,700,000  PR, Hwy. & Trans. Auth. Rev. Bonds, MBIA, 6 1/4s,
                       7/1/12                                                                   Aaa              7,981,375
                                                                                                            --------------
                                                                                                                37,518,493

South Carolina (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          5,190,000  Florence Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Stone Container Corp.), 7 3/8s, 2/1/07                                  B+/P             5,637,638
         13,500,000  Spartanburg Cnty. Hosp. Fac. Rev. Bonds, FSA,
                       6.416s, 4/13/22                                                          Aaa             14,900,625
                                                                                                            --------------
                                                                                                                20,538,263

Tennessee (0.5%)
--------------------------------------------------------------------------------------------------------------------------
         40,000,000  Metro. Nashville & Davidson Cnty. Hlth. & Ed. Fac.
                       Board Rev. Bonds (Volunteer Hlth. Care),
                       zero %, 6/1/21                                                           Aaa             11,850,000

Texas (8.1%)
--------------------------------------------------------------------------------------------------------------------------
          4,250,000  Abilene, Hlth. Fac.Dev. Corp. Rev. Bonds (Sears
                       Methodist Retirement), Ser. A, 5 7/8s, 11/15/18                          BB+/P            4,244,688
         35,000,000  Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                       (American Airlines, Inc.), 7 1/2s, 12/1/29                               Baa2            37,756,250
          9,000,000  Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds,
                       MBIA, 5 1/4s, 11/15/31                                                   Aaa              9,202,500
         15,000,000  Dallas Cnty., G.O. Bonds (Flood Control Dist. (SEG)1),
                       stepped-coupon zero % (8.5s, 10/1/99), 4/1/16 (STP)                      BB-/P           16,818,750
         25,250,000  Gulf Coast, Waste Disposal Auth. Rev. Bonds
                       (Champion Intl. Corp.), 7.45s, 5/1/26                                    BBB             27,901,250
         10,905,000  Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds (Memorial
                       Hlth. Syst.of East TX), 6 7/8s, 2/15/26                                  BBB-            12,050,025
          1,970,000  Montgomery Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (Woodlands Med. Ctr.), 8.85s, 8/15/14                                    A-/P             2,087,470
         20,000,000  North Central Hlth. Fac. Dev. Corp. IFB (Baylor U.
                       Med. Ctr.), Ser. A, 9.979s, 5/15/16                                      Aa2             24,025,000
          6,500,000  Texas State Indl. Dev. Corp. Rev. Bonds
                       (Arco Pipeline Co.), 7 3/8s, 10/1/20                                     A2               8,685,625
                     TX State Dept. of Hsg. & Cmnty. Affairs
                       Home Mtge. IFB
            600,000    Ser. A-2, GNMA Coll., 9.663s, 7/18/23                                    AAA                616,500
          5,000,000    Ser. B-2, GNMA Coll., 9.663s, 6/18/23                                    AAA              5,537,500
          9,500,000  TX State (Nat'l. Research Lab. Communication
                       Superconductor), G.O. Bonds, 7 1/8s, 4/1/20                              Aaa             10,165,000
         20,800,000  TX State Rev. Bonds, 6.2s, 9/30/11                                         Aa2             24,778,000
                                                                                                            --------------
                                                                                                               183,868,558

Utah (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Salt Lake City, Hosp. Rev. Bonds (IHC Hosps. Inc.),
                       Ser. A, 8 1/8s, 5/15/15                                                  AAA              6,531,250

Vermont (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          7,600,000  VT Edl. & Hlth. Bldgs. Fin. Agcy. Rev. Bonds
                       (Hosp. Med. Ctr.), FGIC, 7s, 9/1/19                                      AAA              8,293,500

Virginia (2.6%)
--------------------------------------------------------------------------------------------------------------------------
         10,500,000  Henrico Cnty., Indl. Dev. Auth. IFB (Bon Secours
                       Hlth. Syst.), FSA, 7.924s, 8/23/27                                       Aaa             14,608,125
          5,000,000  Norfolk, Cnth., Wtr. Rev. Bonds, MBIA, 5.9s, 11/1/25                       Aaa              5,450,000
         30,000,000  Winchester, Indl. Dev. Auth. IFB (Winchester
                       Med. Ctr.), AMBAC, 9.296s, 1/21/14                                       Aaa             39,037,500
                                                                                                            --------------
                                                                                                                59,095,625

Washington (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          5,200,000  Port of Moses Lake, Pub. Corp. Poll. Control Rev.
                       Bonds (Union Carbide Corp.), 7 1/2s, 8/1/04                              Baa2             5,207,956
                     WA State Hlth. Care Fac. Auth. Rev. Bonds
                       (Hutchinson Cancer Ctr.), Ser. D
          8,400,000    7 3/8s, 1/1/18                                                           Aa2              8,946,000
          7,700,000    7.3s, 1/1/12                                                             Aa2              8,200,500
                                                                                                            --------------
                                                                                                                22,354,456

Wisconsin (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          4,315,000  WI Hsg. & Econ. Dev. Auth. IFB (Home
                       Ownership Dev.), 10.108s, 10/25/22                                       Aa3              4,886,738
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $2,046,140,797) (b)                                            $2,265,745,949
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of 2,258,118,137.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      September 30, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 1998. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $2,046,192,178, resulting in gross unrealized appreciation and depreciation of $226,158,567 and $6,604,796, respectively, or net unrealized appreciation of $219,553,771.

(NON) Non income producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 1998 was $137,847,425 or 6.1% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 1998.

(FWC/WIS) When-issued security (Note 1)

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at September 30, 1998.

      The fund had the following industry group concentrations greater than 10% at September 30, 1998 (as a percentage of net assets):

        Transportation         23.2%
        Utilities              17.3
        Hospital/Health care   16.9

      The fund had the following insurance concentrations greater than 10% at September 30, 1998 (as a percentage of net assets):

        MBIA                   15.6%
        AMBAC                  11.4

-------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 1998
                                                                   Unrealized
                           Total        Aggregate     Expiration  Appreciation/
                           Value       Face Value       Date     (Depreciation)
-------------------------------------------------------------------------------
Muni Index
Future (Long)          $ 12,837,500  $ 12,600,551      Dec. 98    $  236,949
US Treasury Bonds
Future (Short)          190,761,156   183,072,982      Dec. 98    (7,688,174)
-------------------------------------------------------------------------------
                                                                 $(7,451,225)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1998

Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $2,046,140,797) (Note 1)                                        $2,265,745,949
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                       33,525,176
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  831,016
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        7,420,988
-----------------------------------------------------------------------------------------------
Total assets                                                                      2,307,523,129

Liabilities
-----------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                        384,470
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 4,054,702
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     37,328,733
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            1,366,124
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          2,705,633
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              246,168
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            41,840
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              4,758
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                1,188,613
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                          1,940,469
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  143,482
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    49,404,992
-----------------------------------------------------------------------------------------------
Net assets                                                                       $2,258,118,137

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $2,073,489,075
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                            (1,215,384)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                               (26,309,481)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                          212,153,927
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $2,258,118,137

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,998,386,715 divided by 214,844,758 shares)                                            $9.30
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.30)*                                    $9.76
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($249,540,559 divided by 26,834,998 shares)***                                            $9.30
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($10,190,863 divided by 1,093,261 shares)                                                 $9.32
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.32)**                                   $9.63
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sale of $25,000 or more and on group sales the offering price is reduced.

 ** On single retail sales of less than $50,000. On sale of $50,000 or more and on group sales the offering price is reduced.

*** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended September 30, 1998

Tax exempt interest income:                                                        $130,299,437
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     10,858,518
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        2,481,596
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        37,686
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         19,090
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 4,036,095
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 2,120,511
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    48,086
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  60,345
-----------------------------------------------------------------------------------------------
Auditing                                                                                 74,733
-----------------------------------------------------------------------------------------------
Legal                                                                                    72,138
-----------------------------------------------------------------------------------------------
Postage                                                                                 155,763
-----------------------------------------------------------------------------------------------
Other                                                                                   168,315
-----------------------------------------------------------------------------------------------
Total expenses                                                                       20,132,876
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (296,863)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         19,836,013
-----------------------------------------------------------------------------------------------
Net investment income                                                               110,463,424
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                     24,105,578
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (13,461,184)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year               37,008,150
-----------------------------------------------------------------------------------------------
Net gain on investments                                                              47,652,544
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $158,115,968
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended September 30
                                                                                -------------------------------
                                                                                           1998            1997
---------------------------------------------------------------------------------------------------------------
Decrease in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $  110,463,424  $  124,470,511
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                     10,644,394      26,154,669
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           37,008,150      68,453,413
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                158,115,968     219,078,593
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                        (101,505,109)   (113,245,307)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (10,917,992)    (11,842,967)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (452,794)       (348,827)
---------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                   (95,697,580)   (159,470,685)
---------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                        (50,457,507)    (65,829,193)

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 2,308,575,644   2,374,404,837
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net
investment income and undistributed net investment
income of $1,215,384 and $1,197,087 respectively)                                $2,258,118,137  $2,308,575,644
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                      Year ended September 30
-----------------------------------------------------------------------------------------------------------------------------------
                                                    1998             1997             1996             1995             1994
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $9.12            $8.76            $8.74            $8.55            $9.66
-----------------------------------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                .45              .48              .49              .52              .53
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           .19              .36              .02              .19             (.97)
-----------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                .64              .84              .51              .71             (.44)
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                   (.46)            (.48)            (.49)            (.52)            (.54)
-----------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                        --               --               --               --             (.07)
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments                          --               --               --               --             (.06)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (.46)            (.48)            (.49)            (.52)            (.67)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $9.30            $9.12            $8.76            $8.74            $8.55
-----------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           7.22             9.89             5.94             8.58            (4.72)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $1,998,387       $2,054,537       $2,117,684       $2,237,837       $2,232,611
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            .81              .78              .78              .78              .77
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                           4.92             5.40             5.58             6.03             5.97
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             29.61            52.33            92.99            68.23            59.27
-----------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended September 30, 1995 and thereafter includes amounts paid through expense offset arrangements with PFTC. Prior period ratios exclude these amounts (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                       Year ended September 30
-----------------------------------------------------------------------------------------------------------------------------------
                                                    1998             1997             1996             1995             1994
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $9.12            $8.76            $8.73            $8.53            $9.66
-----------------------------------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                .39              .43              .43              .46              .47
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           .19              .36              .03              .20             (.98)
-----------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                .58              .79              .46              .66             (.51)
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                   (.40)            (.43)            (.43)            (.46)            (.49)
-----------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                        --               --               --               --             (.07)
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments                          --               --               --               --             (.06)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (.40)            (.43)            (.43)            (.46)            (.62)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $9.30            $9.12            $8.76            $8.73            $8.53
-----------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           6.52             9.18             5.38             8.01            (5.51)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $249,541         $245,759         $250,990         $246,407         $213,679
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                           1.46             1.43             1.43             1.43             1.41
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                           4.28             4.75             4.92             5.34             5.31
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             29.61            52.33            92.99            68.23            59.27
-----------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended September 30, 1995 and thereafter includes amounts paid through expense offset arrangements with PFTC. Prior period ratios exclude these amounts (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                              For the period
Per-share                                                                                                      Feb. 16, 1995+
operating performance                                                       Year ended September 30              to Sept. 30
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     1998             1997             1996             1995
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $9.14            $8.78            $8.75            $8.61
-----------------------------------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 .43              .45              .46              .31
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                            .19              .37              .03              .13
-----------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 .62              .82              .49              .44
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                    (.44)            (.46)            (.46)            (.30)
-----------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                         --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments                                           --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.44)            (.46)            (.46)            (.30)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $9.32            $9.14            $8.78            $8.75
-----------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                            6.89             9.55             5.72             5.23*
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $10,191           $8,280           $5,732           $2,337
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                            1.11             1.08             1.06              .67*
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                            4.65             5.07             5.26             3.04*
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              29.61            52.33            92.99            68.23
-----------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended September 30, 1995 and thereafter includes amounts paid through expense offset arrangements with PFTC. Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
September 30, 1998

Note 1
Significant accounting policies

Putnam Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital by investing primarily in a diversified portfolio of longer-term tax exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Investment Management, Inc. ("Putnam Management") the fund's Manager, a wholly-owned subsidiary of Putnam Investment, Inc., following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

Securities purchased or sold on a when-issued basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended September 30, 1998 the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, dividends payable, unrealized gains and losses on certain futures contracts and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1998, the fund reclassified $33,787 to increase paid-in-capital, with an increase to accumulated net realized loss on investments of $33,787. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities is amortized using the effective yield method for bonds issued after September 27, 1985, and on a straight-line basis for bonds issued prior thereto. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds, original issue discount and stepped-coupon bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

As part of the subcustodian contract between the subcustodian bank and Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc., the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At September 30, 1998, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1998, fund expenses were reduced by $296,863 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,360 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.20%, 0.85%, and 0.50% of the average net assets attributable to class A, class B, and class M shares respectively.

For the year ended September 30, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $123,040 and $1,951 from the sale of class A and class M shares, respectively and $445,492 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 1998, Putnam Mutual Funds Corp., acting as underwriter received $12,061 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended September 30, 1998, purchases and sales of investment securities other than short-term municipal investments aggregated $664,936,922 and $743,625,284, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At September 30, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                           Year ended
                                                       September 30, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     18,804,997       $172,838,323
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    6,180,011         56,920,901
-----------------------------------------------------------------------------
                                                24,985,008        229,759,224

Shares
repurchased                                    (35,454,034)      (326,053,162)
-----------------------------------------------------------------------------
Net decrease                                   (10,469,026)      $(96,293,938)
-----------------------------------------------------------------------------

                                                           Year ended
                                                       September 30, 1997
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     95,011,917       $844,210,014
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    7,165,921         64,012,566
-----------------------------------------------------------------------------
                                               102,177,838        908,222,580

Shares
repurchased                                   (118,475,572)    (1,054,864,364)
-----------------------------------------------------------------------------
Net decrease                                   (16,297,734)     $(146,641,784)
-----------------------------------------------------------------------------

                                                           Year ended
                                                       September 30, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      4,568,920        $42,013,565
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      730,503          6,728,105
-----------------------------------------------------------------------------
                                                 5,299,423         48,741,670

Shares
repurchased                                     (5,422,107)       (49,873,672)
-----------------------------------------------------------------------------
Net decrease                                      (122,684)       $(1,132,002)
-----------------------------------------------------------------------------

                                                           Year ended
                                                       September 30, 1997
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      8,110,616        $72,116,207
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      829,536          7,408,717
-----------------------------------------------------------------------------
                                                 8,940,152         79,524,924

Shares
repurchased                                    (10,625,717)       (94,628,696)
-----------------------------------------------------------------------------
Net decrease                                    (1,685,565)      $(15,103,772)
-----------------------------------------------------------------------------

                                                           Year ended
                                                       September 30, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        330,633         $3,050,357
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       33,572            309,929
-----------------------------------------------------------------------------
                                                   364,205          3,360,286

Shares
repurchased                                       (176,950)        (1,631,926)
-----------------------------------------------------------------------------
Net increase                                       187,255         $1,728,360
-----------------------------------------------------------------------------

                                                           Year ended
                                                       September 30, 1997
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        379,917         $3,399,547
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       29,348            262,886
-----------------------------------------------------------------------------
                                                   409,265          3,662,433

Shares
repurchased                                       (155,806)        (1,387,562)
-----------------------------------------------------------------------------
Net increase                                       253,459         $2,274,871
-----------------------------------------------------------------------------



Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $3,688,165 as capital gain, for its taxable year ended September 30, 1998.

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Quality Bond Fund +

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds-three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 *Formerly Putnam Diversified Income Trust II

 +Formerly Putnam Federal Income Trust

 [DBL. DAGGER] Closed to new investors. Some exceptions may apply.
               Contact Putnam for details.

[SECTION MARK] Not available in all states.

 **An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

   Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.


Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

David E. Hamlin
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

www.putnaminv.com
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AN041 47013 011/322/422 11/98